UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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EXXON MOBIL CORPORATION

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## ExxonMobil Corporate Social Media Assets in Rotation

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|---|---|
|  | We're helping meet the world's growing energy needs while planning for a lower-carbon future. Learn how we're working to find the energy solutions of tomorrow. |
|  | We're helping meet the world's growing energy needs while planning for a lower-carbon future. Learn how we're working to find the energy solutions of tomorrow. |
|  | Learn about our new agreement with Global Clean Energy, which could help fuel transportation with fewer emissions. https://exxonmobil.co/2PFeHc2 |
|  | See how our products play a critical role during medical emergencies. |
|  | See how two experts are crossing global boundaries and advancing carbon capture research https://exxonmobil.co/3mSIhu5 |
|  | "The long-term nature of the climate change challenge requires that we all work together, and we look forward to working with the new Administration to put the U.S. on a path of achieving the goals of Paris." Read more here: http://exxonmobil.co/3o2p6NN #ParisAgreement |
|  Dual Energy Challenge | Energy is the power behind everything – from smartphones to the global economy. But it's also part of a larger dual challenge for our world. Watch. |
|  Dual Energy Challenge | Today we'll be unpacking the dual energy challenge. Let's see what's inside the 🎁 box. |
|  | See how two experts are crossing global boundaries and advancing carbon capture research https://exxonmobil.co/3mSIhu5 |
|  WOW | It's a wonder what science – including cleaner energy sources like natural gas – can do. https://exxonmobil.co/3lDiFjT |
|  WOW | It's a wonder what science – including cleaner energy sources like natural gas – can do. https://exxonmobil.co/3lDiFjT |
|  | Off the coast of Chile, we're helping turn ocean waste into new, usable products. |

Reducing methane emissions requires a suite of new thinking and corresponding technology, like high-tech sensors used to detect leaks. Learn how we have implemented both into our operations. Find out how our super performance polymers are helping clean up beaches in Patagonia. From new technologies that can help reduce emissions to improving energy access globally, we provide the energy to help enable a better tomorrow. Reducing methane emissions requires a suite of new thinking and corresponding technology, like high-tech sensors used to detect leaks. Learn how we have implemented both into our operations.Reducing methane emissions requires a suite of new thinking and corresponding technology, like high-tech sensors used to detect leaks. Learn how we have implemented both into our operations. Find out how our super performance polymers are helping clean up beaches in Patagonia. From new technologies that can help reduce emissions to improving energy access globally, we provide the energy to help enable a better tomorrow. Reducing methane emissions requires a suite of new thinking and corresponding technology, like high-tech sensors used to detect leaks. Learn how we have implemented both into our operations.

ExxonMobil Corporate Social Media Assets in Rotation Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source. Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source. Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source. Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source. Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source. Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source.ExxonMobil Corporate Social Media Assets in Rotation Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source. Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source. Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source. Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source. Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source. Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source.

Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source. See how our scientists and engineers are using cutting-edge tech to meet tomorrow’s energy challenges. See how our scientists and engineers are using cutting-edge tech to meet tomorrow’s energy challenges. {{product.brand}} {{product.brand}} {{product.brand}} {{product.brand}}Learn how we’re working with Global Clean Energy to provide renewable diesel from a surprising new source. See how our scientists and engineers are using cutting-edge tech to meet tomorrow’s energy challenges. See how our scientists and engineers are using cutting-edge tech to meet tomorrow’s energy challenges. {{product.brand}} {{product.brand}} {{product.brand}} {{product.brand}}

{{product.brand}} {{product.brand}} {{product.brand}} {{product.brand}} University of Genoa and ExxonMobil collaborators are crossing global boundaries and advancing carbon capture research. Take a tour through the National Renewable Energy Lab, the energy innovation hub behind tomorrow’s breakthroughs. Take a tour through the National Renewable Energy Lab, the energy innovation hub behind tomorrow’s breakthroughs.{{product.brand}} {{product.brand}} {{product.brand}} {{product.brand}} University of Genoa and ExxonMobil collaborators are crossing global boundaries and advancing carbon capture research. Take a tour through the National Renewable Energy Lab, the energy innovation hub behind tomorrow’s breakthroughs. Take a tour through the National Renewable Energy Lab, the energy innovation hub behind tomorrow’s breakthroughs.

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|---|---|
|  | Learn how we're working with Global Clean Energy to provide renewable diesel from a surprising new source. |
|  | Learn how we're working with Global Clean Energy to provide renewable diesel from a surprising new source. |
|  | Take a tour through the National Renewable Energy Lab, the energy innovation hub behind tomorrow's breakthroughs. |
|  | Learn how we're working with Global Clean Energy to provide renewable diesel from a surprising new source. |
|  | Take a tour through the National Renewable Energy Lab, the energy innovation hub behind tomorrow's breakthroughs. |
|  | University of Genoa and ExxonMobil collaborators are crossing global boundaries and advancing carbon capture research. |
|  a contactless and secure way to pay for gas | We're extending our collaboration with Global Thermostat - GT to advance direct air carbon capture. This breakthrough technology could play a major role in removing global $CO_2$ emissions. #GlobalThermo |

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|  ExxonMobil Supports<br>U.S. REJOINING THE<br>PARIS AGREEMENT | We commend President Biden's decision to rejoin the Paris Agreement, a framework that ExxonMobil has supported since its adoption in 2015. Learn how we are working to be part of the solution: http://exxonmobil.co/3o2p6NN |
|  it can fuel buses,<br>cars and ships. | It's a wonder what science – including cleaner energy sources like natural gas – can do. |
|  it can fuel buses,<br>cars and ships. | See why we are leaders in natural gas, a reliable and versatile energy source. |
|  In Genoa,<br>Italy, | University of Genoa and ExxonMobil collaborators are crossing global boundaries and advancing carbon capture research. |
|  In Genoa,<br>Italy, | University of Genoa and ExxonMobil collaborators are crossing global boundaries and advancing carbon capture research. |
|  it can fuel buses,<br>cars and ships. | See why we are leaders in natural gas, a reliable and versatile energy source. |
|  is fundamental to<br>improving people's lives. | What is energy poverty? Today around the world, more than a billion people live without access to modern, reliable energy. We're working to bring safe, affordable and reliable energy to more people around the world. |

See how our products play a critical role during medical emergencies. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. From new technologies that can help reduce emissions to improving energy access globally, we provide the energy to help enable a better tomorrow. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future.See how our products play a critical role during medical emergencies. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. From new technologies that can help reduce emissions to improving energy access globally, we provide the energy to help enable a better tomorrow. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future.

Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. From new technologies that can help reduce emissions to improving energy access globally, we provide the energy to help enable a better tomorrow.Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. From new technologies that can help reduce emissions to improving energy access globally, we provide the energy to help enable a better tomorrow.

Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future.Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future.

Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. When it comes to recycling plastics, one of our innovations has been a game changer in Chile. Recycling fishing ropes wasn’t always the easiest task along the Patagonian coastline. Find out how our super polymer has helped clean up beaches. When it comes to recycling plastics, one of our innovations has been a game changer in Chile.Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. When it comes to recycling plastics, one of our innovations has been a game changer in Chile. Recycling fishing ropes wasn’t always the easiest task along the Patagonian coastline. Find out how our super polymer has helped clean up beaches. When it comes to recycling plastics, one of our innovations has been a game changer in Chile.

| | |
|---|---|
|  WE'VE PARTNERED WITH CHILEAN PLASTICS COMPANY ATANDO CABOS | Recycling fishing ropes wasn't always the easiest task along the Patagonian coastline. Find out how our super polymer has helped clean up beaches. |
|  to proper waste collection or disposal systems. | Mismanaged plastic waste is a concern for our environment. As a founding member of the Alliance to End Plastic Waste, we're teaming up with other companies to develop safe and scalable solutions. |
|  | {{product.brand}} |
|  | {{product.brand}} |
|  to proper waste collection or disposal systems. | Mismanaged plastic waste is a concern for our environment. As a founding member of the Alliance to End Plastic Waste, we're teaming up with other companies to develop safe and scalable solutions. |
|  it can fuel buses, cars and ships. | It's a wonder what science – including cleaner energy sources like natural gas – can do. |
|  it can fuel buses, cars and ships. | See why we are leaders in natural gas, a reliable and versatile energy source. |

| | |
|---|---|
| it can fuel buses, cars and ships. | It's a wonder what science – including cleaner energy sources like natural gas – can do. |
| to proper waste collection or disposal systems. | Mismanaged plastic waste is a concern for our environment. As a founding member of the Alliance to End Plastic Waste, we're teaming up with other companies to develop safe and scalable solutions. |
| In Genoa, Italy, | University of Genoa and ExxonMobil collaborators are crossing global boundaries and advancing carbon capture research. |
| In Genoa, Italy, | University of Genoa and ExxonMobil collaborators are crossing global boundaries and advancing carbon capture research. |
|  | {{product.brand}} |
| And on the ground, data analytics can help identify leaks for repair | Reducing methane emissions requires a suite of new thinking and corresponding technology, like high-tech sensors used to detect leaks. Learn how we have implemented both into our operations. |
| And on the ground, data analytics can help identify leaks for repair | See how we're researching the best technology to reduce methane emissions across our operations. |

<table>
<tr><td>
FROM OUR<br>PLATFORMS</td><td>From new technologies that can help reduce emissions to improving energy access globally, we provide the energy to help enable a better tomorrow.</td></tr>
<tr><td>
THE RECYCLING<br>PARTNERSHIP,</td><td>Helping to address plastic waste is a key area of our sustainability efforts. We’re committed to creating the energy and products that fuel modern life, and also supporting efforts to increase plastic waste recyclability. http://exxonmobil.co/2YcMZHR</td></tr>
<tr><td>
THE RECYCLING<br>PARTNERSHIP,</td><td>We’re committed to supporting efforts to increase plastic waste recyclability, an important dimension of our sustainability performance. http://exxonmobil.co/2YcMZHR</td></tr>
<tr><td>
In Genoa,<br>Italy,</td><td>University of Genoa and ExxonMobil collaborators are crossing global boundaries and advancing carbon capture research.</td></tr>
<tr><td>
with up to 60% fewer<br>CO2 emissions than coal</td><td>See how natural gas is helping to shape a cleaner world around us.</td></tr>
<tr><td>
And on the ground, data analytics<br>can help identify leaks for repair</td><td>Reducing methane emissions requires a suite of new thinking and corresponding technology, like high-tech sensors used to detect leaks. Learn how we have implemented both into our operations.</td></tr>
<tr><td>
And on the ground, data analytics<br>can help identify leaks for repair</td><td>See how we’re researching the best technology to reduce methane emissions across our operations.</td></tr>
</table>

Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future.Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future.

We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future.We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future.

Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future.Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future.

We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future.We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future.

We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Helping to address plastic waste is a key area of our sustainability efforts. We’re committed to creating the energy and products that fuel modern life, and also supporting efforts to increase plastic waste recyclability. http://exxonmobil.co/2YcMZHR We’re committed to supporting efforts to increase plastic waste recyclability, an important dimension of our sustainability performance. http://exxonmobil.co/2YcMZHRWe’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Helping to address plastic waste is a key area of our sustainability efforts. We’re committed to creating the energy and products that fuel modern life, and also supporting efforts to increase plastic waste recyclability. http://exxonmobil.co/2YcMZHR We’re committed to supporting efforts to increase plastic waste recyclability, an important dimension of our sustainability performance. http://exxonmobil.co/2YcMZHR

| | |
|---|---|
|  | {{product.brand}} |
|  with up to 60% fewer CO2 emissions than coal | See how natural gas is helping to shape a cleaner world around us. |
|  waste collection or disposal systems. | Mismanaged plastic waste is a concern for our environment. As a founding member of the Alliance to End Plastic Waste, we're teaming up with other companies to develop safe and scalable solutions. |
|  In Genoa, Italy, | University of Genoa and ExxonMobil collaborators are crossing global boundaries and advancing carbon capture research. |
|  In Genoa, Italy, | University of Genoa and ExxonMobil collaborators are crossing global boundaries and advancing carbon capture research. |
|  And on the ground, data analytics can help identify leaks for repair | Reducing methane emissions requires a suite of new thinking and corresponding technology, like high-tech sensors used to detect leaks. Learn how we have implemented both into our operations. |
|  And on the ground, data analytics can help identify leaks for repair | See how we're researching the best technology to reduce methane emissions across our operations. |

| | |
|---|---|
|  FROM OUR PLATFORMS | From new technologies that can help reduce emissions to improving energy access globally, we provide the energy to help enable a better tomorrow. |
|  In Genoa, Italy, | University of Genoa and ExxonMobil collaborators are crossing global boundaries and advancing carbon capture research. |
|  And on the ground, **data analytics** can help identify leaks for repair | Reducing methane emissions requires a suite of new thinking and corresponding technology, like high-tech sensors used to detect leaks. Learn how we have implemented both into our operations. |
|  And on the ground, **data analytics** can help identify leaks for repair | See how we’re researching the best technology to reduce methane emissions across our operations. |
|  A World of Innovations | Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. |
|  A World of Innovations | We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. |
|  Austin, TX | Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. |

We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future.We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future.

Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future.Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future.

We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future.We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future. Thousands of scientists and engineers and dozens of collaborations with academia and governmental organizations - all working to develop breakthrough technologies for a better energy future. We’ve invested in bringing together a global community of researchers and engineers, plus governmental and academic organizations, to develop innovative technologies that help lower emissions for a better energy future.

LinkedIn

## ExxonMobil Corporate Social Media Assets in Rotation

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|---|---|
|  ExxonMobil Supports U.S. REJOINING THE PARIS AGREEMENT | We commend President Biden's decision to rejoin the Paris Agreement, a framework that ExxonMobil has supported since its adoption in 2015. Learn how we are working to be part of the solution: https://lnkd.in/ektxKCY |
|   | From new technologies that can help reduce emissions to improving energy access globally, we provide the energy to help enable a better tomorrow. |
|  Like our commitment to providing cleaner, reliable energy  To fuel us through the everyday | A lot may be on pause right now, but progress never stops. See how we're innovating to provide safe, reliable energy around the world. |
|  WE'VE PARTNERED WITH CHILEAN PLASTICS COMPANY ATANDO CABOS | See how we're helping clean up the Patagonian coastline. |
|  WE'VE PARTNERED WITH CHILEAN PLASTICS COMPANY ATANDO CABOS | Incompatible plastics can be hard to recycle, which is why we've devised an unmatched polymer to help break down ocean waste in Chile and transform it into new products. |

Instagram

## ExxonMobil Corporate Social Media Assets in Rotation

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| WHAT IS<br>THE DUAL CHALLENGE? | As we work toward a new and more innovative energy future, the dual challenge fuels all that we do. Swipe through to learn what the term means. https://exxonmobil.co/3lIA4aM |
| WHAT IS<br>THE DUAL CHALLENGE? | As we work toward a new and more innovative energy future, the dual challenge fuels all that we do. Swipe through to learn what the term means. https://exxonmobil.co/3lIA4aM |
|  | When developing advanced polymers to make plastic film like this, it's not a stretch to say we push them to their limit. #SoothingScience |
|  | We've advanced our high-performance products over the last 60 years so these pellets can become special plastics used in things like IV bags. |
|  | Our high-performance polymers transform from pellets to critical plastics like IV bags, which require a special polymer modifier to protect liquids from contamination. |
| to advance<br>Global Thermostat | We're extending our collaboration with Global Thermostat - GT to advance direct air carbon capture. This breakthrough technology could play a major role in removing global $CO_2$ emissions. #GlobalThermo |
|  | Funneling our high-performance polypropylene to become the products we use every day – like 50,000 reusable N95 masks for medical students. |

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|  | Manufacturing polypropylene is just one of the many ways we help medical products get made in the first place. |
|  ExxonMobil really helpe<br>and make it a much more professional mask. | At our Rotterdam facility, where we've increased production of cleaner diesel, all views lead to fewer emissions across Europe. Rotterdam, Netherlands |
|  | No matter where we are in the world, there's always a view into the energy future. Recent expansions at our Rotterdam facility are helping to increase production and reduce emissions across Europe. Rotterdam, Netherlands |
|  | No matter where we are in the world, there's always a view into the energy future. Recent expansions at our Rotterdam facility are helping to increase production and reduce emissions across Europe. Rotterdam, Netherlands |
|  | At our Rotterdam facility, where we've increased production of cleaner diesel, all views lead to fewer emissions across Europe. Rotterdam, Netherlands |
|  | Funneling our high-performance polypropylene to become the products we use every day – like 50,000 reusable N95 masks for medical students. |
|  | Manufacturing polypropylene is just one of the many ways we help medical products get made in the first place. |

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|  ExxonMobil really helpe<br>and make it a much more professional mask. | The new crude unit being constructed at our Beaumont Refinery is big news. The unit will boost refining capacity by more than 250,000 barrels per day and increase production of diesel fuel. |
|  | The new crude unit being constructed at our Beaumont Refinery is big news. The unit will boost refining capacity by more than 250,000 barrels per day and increase production of diesel fuel. |
|  | The new crude unit under construction at our Beaumont Refinery expands light crude oil refining capacity and increases production of diesel fuel. |
|  | The new crude unit under construction at our Beaumont Refinery expands light crude oil refining capacity and increases production of diesel fuel. |
|  ExxonMobil really helpe<br>and make it a much more professional mask. | Hear how we helped Deep Patel, a fourth-year medical student at Rowan University, bring his idea for reusable face masks to life. Visit the link in our bio for the full story. https://exxonmobil.co/2HdK3G6 |
|  ExxonMobil really helpe<br>and make it a much more professional mask. | When medical students at Rowan University needed PPE to get back in the lab safely, it took a special donation of our polypropylene and expertise to help make it happen. Visit the link in our bio for the full story. https://exxonmobil.co/2HdK3G6 |
|  | Funneling our high-performance polypropylene to become the products we use every day – like 50,000 reusable N95 masks for medical students. |

Manufacturing polypropylene is just one of the many ways we help medical products get made in the first place. At our chemical plant in Brazil, we’re reminded to stop and look up from our work every once in a while �� No matter where we are in the world, there’s always a view into the energy future. Recent expansions at our Rotterdam facility are helping to increase production and reduce emissions across Europe. Rotterdam, Netherlands At our Rotterdam facility, where we’ve increased production of cleaner diesel, all views lead to fewer emissions across Europe. Rotterdam, Netherlands At our chemical plant in Brazil, we’re reminded to stop and look up from our work every once in a while �� No matter where we are in the world, there’s always a view into the energy future. Recent expansions at our Rotterdam facility are helping to increase production and reduce emissions across Europe. Rotterdam, Netherlands At our Rotterdam facility, where we’ve increased production of cleaner diesel, all views lead to fewer emissions across Europe. Rotterdam, NetherlandsManufacturing polypropylene is just one of the many ways we help medical products get made in the first place. At our chemical plant in Brazil, we’re reminded to stop and look up from our work every once in a while �� No matter where we are in the world, there’s always a view into the energy future. Recent expansions at our Rotterdam facility are helping to increase production and reduce emissions across Europe. Rotterdam, Netherlands At our Rotterdam facility, where we’ve increased production of cleaner diesel, all views lead to fewer emissions across Europe. Rotterdam, Netherlands At our chemical plant in Brazil, we’re reminded to stop and look up from our work every once in a while �� No matter where we are in the world, there’s always a view into the energy future. Recent expansions at our Rotterdam facility are helping to increase production and reduce emissions across Europe. Rotterdam, Netherlands At our Rotterdam facility, where we’ve increased production of cleaner diesel, all views lead to fewer emissions across Europe. Rotterdam, Netherlands

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) intends to file a proxy statement and associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in ExxonMobil’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 26, 2020, ExxonMobil’s proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on April 9, 2020 and ExxonMobil’s Form 8-K filed with the SEC on December 1, 2020. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the 2020 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.